NON-CONTROLLING INTERESTS (Tables)	12 Months Ended
Dec. 31, 2022
NON-CONTROLLING INTERESTS
Schedule of effects of changes in the company's ownership interest in less than wholly owned subsidiaries on equity

	Year ended December 31,
	2020	2021	2022
Net income attributable to Daqo New Energy Corp. shareholders	$129,195	$748,924	$1,819,801
Transfers from the non-controlling interests:
Increase in the Company’s paid-in capital from sale of non-controlling interest	3,658	—	—
Decrease in the Company’s paid-in capital from acquisition of non-controlling interest	—	—	(386)
Increase in the Company’s paid-in capital from subsidiary’s offering of its equity interests to third parties	—	594,301	878,768
Net transfers from non-controlling interests	3,658	594,301	878,382
Change from net income attributable to Daqo New Energy Corp. shareholders and transfers from non-controlling interests	132,853	1,343,225	2,698,183